Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Open Lending Corporation a Delaware corporation (the “Company”), on Form 10-Q for the fiscal quarter ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, John Flynn, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
(i)the Form 10-Q fully complies, in all material respects, with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ John Flynn
John J. Flynn
Chairman and Chief Executive Officer (Principal Executive Officer)

Date: November 13, 2020